Exhibit 10.7

SUBORDINATION AGREEMENT

This Subordination Agreement (the "Agreement") is made as of      October 24     , 2019, by and between the individual or entities identified on the signature pages hereto and any other individual or entity who executes a joinder to this Agreement in the form attached hereto (individually and collectively, " Creditor"), and SQN VENTURE INCOME FUND, LP, a Delaware limited partnership, with its principal place of business at 100 Arboretum Drive, Suite 105, Portsmouth, New Hampshire 03801 ("Lender").

Recitals

A.                    CITTA, INC., a Delaware corporation ("Borrower"), has requested and/or obtained certain loans or other credit accommodations from Lender which are or may be from time to time secured by assets and property of Borrower.

B.                    Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C.                    To induce Lender to extend credit to Borrower and, at any time or from time to time, at Lender's option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Lender may deem advis able , Creditor is willing to subordinate: (i) all of Borrower' s indebtedness and obligations to Creditor (includin g, without li mitation , principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), whether presently existing or arising in the future (the "Subordinated Debt") to all of Borrower's indebtedness and obligations to Lender; and (ii) all of Creditor's security interests, if any, to all of Lender's security interests in Borrower's property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.                   Creditor subordinates to Lender any security interest or lien that Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interests of Creditor and the security interests of Lender, all now existing and hereafter arising security interests of Lender in any property of Borrower and all proceeds thereof (the "Collateral"), including, without limitation, the "Collateral" , as defined in that certain Secured Convertible Promissory Note executed by Borrower in favor of Lender dated as of      October 24     , 2019 (as may be amended, modified, restated, replaced or supplemented from time to time, the "Secured Note"), shall at all times be senior to the security interests of Creditor. Creditor hereby (a) acknowledges and consents to (i) Borrower granting to Lender a security interest in the Collateral, (ii) Lender filing any and all financing statements and other documents as deemed necessary by Lender in order to perfect Lender' s security interest in the Collateral, and (iii) the entering into of the Secured Note and all documents in connection therewith by Borrower, (b) acknowledges and agrees that the Senior Debt, the entering into of the Secured Note and all documents in connection therewith by Borrower, and the security interest granted by Borrower to Lender in the Collateral shall be permitted under the provisions of the Subordinated Debt documents (notwithstanding any provision of the Subordinated Debt documents to the contrary), (c) acknowledges, agrees and covenants that Creditor shall not contest , challenge or dispute the validity, attachment, perfection, priority or enforceability of Lender's security interest in the Collateral, or the validity , priority or enforceability of the Senior Debt, and (d) acknowledges and agrees that the provisions of this Agreement will apply fully and unconditionally even in the event that Lender's security interest in the Collateral (or any portion thereof) shall be unper fected.

2.                    All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Lender now existing or hereafter arising, incl udin g, without limi tation , all obligations under the Secured Note, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all obligations under any agreement in connection with the provision by Lender to Borrower of products and/or credit services facilities, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding (such obligations, collectively, the "Senior Debt").

3.                   Creditor will not demand or receive from Borrower (and Borrower will not pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to any property of Borrower, nor will Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (a) the Senior Debt has been fully paid in cash, (b) Lender has no commitment or obligation to lend any further funds to Borrower, and (c) all financing agreements between Lender and Borrower are terminated. Nothing herein shall prohibit Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower, provided that, if such securities have any call, put or other conversion features that would obligate Borrower to declare or pay dividends (other than dividends of equity securities of Borrower), make distributions (other than distributions of equity securities of Borrower), or otherwise pay any money or deliver any other securities or consideration to the holder (other than the delivery of equity securities of Borrower), Creditor hereby agrees that Borrower may not declare, pay or make such dividends, distributions or other payments to Creditor, and Creditor shall not accept any such dividends, distributions or other payments until such time as (a) the Senior Debt has been fully paid in cash, (b) Lender has no commitment or obligation to lend any further funds to Borrower, and (c) all financing agreements between Lender and Borrower are terminated.

4.                   Creditor shall promptly deliver to Lender in the form received (except for endorsement or assignment by Creditor where required by Lender) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5.                   In the event of Borrower's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar statutory or common law proceeding or arrangement involving Borrower, the readjustment of its liabilities, any assignment for the benefit of its creditors or any marshalling of its assets or liabilities (each, an "Insolvency Proceeding"), (a) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, (b) the Collateral shall include, without limitation , all Collateral arising during or after any such Insolvency Proceeding, and (c) Lender's claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Creditor.

6.                   Creditor shall give Lender prompt written notice of the occurrence of any default or event of default under any document, instrument or agreement evidencing or relating to the Subordinated Debt, and shall, simultaneously with giving any notice of default to Borrower, provide Lender with a copy of any notice of default given to Borrower. Creditor acknowledges and agrees that any default or event of default under the Subordinated Debt documents shall be deemed to be a default and an event of default under the Senior Debt documents.

7.                   Until the Senior Debt has been fully paid in cash and Lender's agreements to lend any funds to Borrower have been terminated, Creditor irrevocably appoints Lender as Creditor's attorney-in-fact, and grants to Lender a power of attorney with full power of substitution, in the name of Creditor or in the name of Lender, for the use and benefit of Lender, without notice to Creditor, to perform at Lender's option the following acts in any Insolvency Proceeding involving Borrower:

a)	To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to thirty (30) days before the expiration of the time to file claims in such Insolvency Proceeding and if Lender elects, in its sole discretion, to file such claim or claims; and

b)	To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor's claims in respect of any Subordinated Debt in any manner that Lender deems appropriate for the enforcement of its rights hereunder.

In addition to and without limiting the foregoing: (x) until the Senior Debt has been fully paid in cash and Lender's agreements to lend any funds to Borrower have been terminated, Creditor shall not commence or join in any involuntary bankruptcy petition or similar judicial proceeding against Borrower, and (y) if an Insolvency Proceeding occurs: (i) Creditor shall not assert, without the prior written consent of Lender, any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding, including, without limitation, any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of the Collateral, (ii) Lender may consent to the use of cash collateral on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of Creditor as (if applicable) holder of an interest in the Collateral, (iii) if use of cash collateral by Borrower is consented to by Lender, Creditor shall not oppose such use of cash collateral on the basis that Creditor's interest in the Collateral (if any) is impaired by such use or inadequately protected by such use, or on any other ground, and (iv) Creditor shall not object to, or oppose, any sale or other disposition of any assets comprising all or part of the Collateral, free and clear of security interests, liens and claims of any party, including Creditor, under Section 363 of the United States Bankruptcy Code or otherwise, on the basis that the interest of Creditor in the Collateral (if any) is impaired by such sale or inadequately protected as a result of such sale, or on any other ground (and, if requested by Lender, Creditor shall affirmatively and promptly consent to such sale or disposition of such assets), if Lender has consented to, or supports, such sale or disposition of such assets.

8.                    Creditor represents and warrants that Creditor has provided Lender with true and correct copies of all of the documents evidencing or relating to the Subordinated Debt. Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. By the execution of this Agreement, Creditor hereby authorizes Lender to amend any financing statements filed by Creditor against Borrower as follows: "In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and SQN VENTURE INCOME FUND, LP, the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of SQN VENTURE INCOME FUND, LP in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and SQN VENTURE INCOME FUND, LP"

9.                    No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (a) increase the rate of interest with respect to the Subordinated Debt, or (b) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Lender shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of property of Borrower except in accordance with the terms of the Senior Debt. Upon written notice from Lender to Creditor of Lender's agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by Lender (or by Borrower with consent of Lender), Creditor shall be deemed to have also, automatically and simultaneously, released its lien on the Collateral, and Creditor shall upon written request by Lender, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Creditor fails to release its lien as required hereunder, Creditor hereby appoints Lender as attorney in fact for Creditor with full power of substitution to release Creditor's liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

10.                 All necessary action on the part of Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by Creditor will not (a) result in any material violation or default of any term of any of Creditor's charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (b) violate any material applicable law, rule or regulation.

11.                 If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Lender for any reason (including, without limitation, any Insolvency Proceedin g), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to Lender all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and  from time to time, without notice to Creditor, Lender may take such actions with respect to the Senior Debt as Lender, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Lender's rights hereunder. Creditor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and Creditor agrees that it shall not assert any such defenses or rights.

12.                This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of Lender, provided, however, Creditor agrees that, prior and as conditions precedent to Creditor assigning all or any portion of the Subordinated Debt: (a) Creditor shall give Lender prior written notice of such assignment, and (b) such successor or assignee, as applicable , shall execute a written agreement whereby such successor or assignee expressly agrees to assume and be bound by all terms and conditions of this Agreement with respect to Creditor. This Agreement shall remain effective until terminated in writing by Lender. This Agreement is solely for the benefit of Creditor and Lender and not for the benefit of Borrower or any other party. Creditor further agrees that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if Lender makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

13.                Creditor hereby agrees to execute such documents and/or take such further action as Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement , including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Lender.

14.                This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

15.                This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles. Creditor and Lender submit to the exclusive jurisdiction of the state and federal courts located in New York, New York in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. CREDITOR AND LENDER WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

16.                This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by Lender or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and Lender.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

"Lender"

SQN VENTURE INCOME FUND, LP

By: ______________________

Name: Ryan Mullen

Title: Managing Partner

[*Signature Page to Subordination Agreement*]

Hillcour Investment Fund, LLC

By ______________________

Name Damien Lamondola

Title Manager

[*Signature Page to Subordination Agreement*]

1" = "1" "287292966.1

The undersigned approves of the terms of this Agreement as of the date hereof.

"Borrower"

CITTA, INC.

By: 
DocuSigned by:

Name: Edmundo Gonzalez

Title: President and CEO

[*Signature Page to Subordination Agreement*]